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                       FOURTH AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT is made this 30 day of March, 2001, by and between AMERICAN TECHNICAL CERAMICS CORP. (the "Borrower"), a Delaware corporation, and BANK OF AMERICA, N.A. (the "Bank"), successor to NationsBank, N.A., successor by merger to Barnett Bank, N.A.

                                    Recitals

         The Borrower and the Bank entered into a Loan Agreement (as amended from time to time, the "Loan Agreement") dated November 25, 1998, pursuant to which the Bank has provided a credit facility to the Borrower. The parties amended the Loan Agreement on February 4, 1999, April 13, 2000, and October 26, 2000 and the parties wish to further amend the Loan Agreement in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. Section 4.01 of the Loan Agreement is hereby amended so that, from and after the date hereof, such section shall read as follows:

         4.01  Obligations.

               (a) The Borrower and its consolidated subsidiaries are not and will not become directly or indirectly obligated in any way for any obligation for borrowed money except for Permitted Obligations. For purposes hereof, Permitted Obligations shall mean:

                     (i) any and all obligations shown on the most recent
               financial statements of the Borrower provided by the Borrower to the Bank on or before the date hereof;

                     (ii) any and all obligations for borrowed money now or
               hereafter owed by the Borrower or any of its consolidated subsidiaries to the Bank;

                     (iii) customer deposits in the ordinary course of business;
               and

                     (iv) other obligations for borrowed money so long as: (aa)
               the aggregate principal amount of such obligations, on a combined basis, incurred from and after December 31, 2000, does not exceed $10,000,000; and (bb) such obligations are not secured by inventory or accounts receivable.

               (b) Neither the Borrower nor any of its consolidated subsidiaries shall: (i) guarantee or purchase any obligations of any other person or entity; (ii) enter into any credit support, financial maintenance, credit enhancement or similar arrangement in favor of any person or entity; or (iii) enter into any other transaction which is intended to assure performance of the obligations of any other person or entity, other than, in the case of



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         each of clause (i), (ii) and (iii), in respect of obligations of or in favor of the Borrower, any consolidated subsidiary of the Borrower, Victor Insetta or V.P.I. Properties Associates.

         2. The Loan Agreement shall continue in full force and effect except as modified herein.

         DATED the day and year first above written.

                                           AMERICAN TECHNICAL CERAMICS CORP.


                                           By:
                                              ---------------------------------
                                              Its:
                                                  -----------------------------



                                           BANK OF AMERICA, N.A.


                                           By:
                                              ---------------------------------
                                              Its:
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